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                                                                      EXHIBIT 32

    Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

  In connection with the Annual Report on Form 10-K of Western Ohio Financial Corporation (the "Company") for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Raisbeck, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2004

                                  /s/ John W. Raisbeck
                                  ----------------------------------------------
                                  John W. Raisbeck, Chief Executive Officer

  In connection with the Annual Report on Form 10-K of Western Ohio Financial Corporation (the "Company") for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Kuehl, Chief Financial Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2004

                                  /s/Robert A. Kuehl
                                  ----------------------------------------------
                                  Robert A. Kuehl, Chief Financial Officer

         This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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